SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 11, 2012

Date of Report

(Date of Earliest Event Reported)

BIOPHARMA MANUFACTURING SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54423	45-1878223

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1443 Merion Way, #51G

Seal Beach, California 90740

(Address of Principal Executive Offices)

(562) 244-9785

(Registrant’s Telephone Number)

The Company is concurrently filing a registration statement on Form S-1 pursuant to the Securities Act of 1933 for the sale of up to 72,000,000 shares of its common stock by the holders thereof. Certain items indicated below are incorporated by reference to that registration statement which is concurrently filed herewith and additional detailed information is discussed therein.

ITEM 2.01       Completion of Acquisition or Disposition of Assets

On October 11, 2012, Biopharma Manufacturing Solutions, Inc. acquired BioPharmaceutical Process Engineering and Consulting Services (“BPECS”), a component of GMR Engineering Inc. (“GMR”), in a stock-for-assets transaction (the “Acquisition”). The Acquisition was effected by the Company through the issuance of 1,000,000 shares of common stock of the Company to Mr. Gary Riccio, the sole shareholder of GMR who also serves as an officer and director of the Company, in exchange for the BPECS assets of GMR.

References herein to “Biopharma” mean to Biopharma Manufacturing Solutions, Inc. prior to its acquisition of BPECS. References herein to the “Company” mean Biopharma Manufacturing Solutions, Inc. as of and following the date of its acquisition of BPECS (i.e. the combined company).

BPECS consists of the components of GMR which comprise its consulting, design and engineering services, but does not include GMR’s manufacturing components or equipment. GMR was incorporated in the State of California in June 1996 to engage in professional practice in automated process control and instrumentation systems in the pharmaceutical industry. While the Company has taken over the business and operations of BPECS, GMR remains a separate entity with its own independent business and operations. The purpose of the Acquisition was to facilitate and prepare BPECS, as part of the Company, for a registration statement and/or public offering of securities.

Business

Prior to the Acquisition, Biopharma had no ongoing business or operations and was established for the purpose of completing a business combination with a target company, such as BPECS. As a result of the Acquisition, the Company acquired the operations and business of BPECS.

The Company provides technology transfer and scale-up, project management, process design, value engineering, process automation and process validation consulting services to biotechnology and pharmaceutical manufacturers in the life sciences industry. The Company assists its clients in all phases of biopharmaceutical project lifecycle from concept, risk assessment and design through installation, validation and Food and Drug Administration (“FDA”) approval.

In a typical situation, the Company would assist its clients with technical transfer and scale-up of the process used to manufacture a development stage or FDA approved medicine. Once the process design and risk assessment is complete, the Company would then build or procure the requisite manufacturing equipment needed to produce the medicine. Upon completion and receipt of equipment, the Company would install its equipment or manage installation of procured equipment and the critical utilities required to support this equipment. After installation, the Company would then assist its clients in the qualification and validation of the installed equipment, critical utilities and automation/electronic reporting systems. Subsequently, the Company would provide technical support for the conformance runs and process validation of the completed biopharmaceutical process and facility leading up to FDA submission. Finally, the Company also normally provides follow-up technical services to help its clients address any relevant FDA post-submission questions.

The Company has a 16-year successful business track record (as part of GMR) in delivering turnkey, fast-track, on-time, quality manufacturing processes and equipment. The Company is a valuable long-term partner with its clients in being able to provide legacy and after-market lifecycle support services for FDA-approved biopharmaceutical processes and facilities. The Company also provides technical assistance in helping its clients resolve CAPA, FDA 483 and Warning Letter issues related to the manufacturing of their products. For example, the Company provides reliable, secure and efficient automated manufacturing processes and data collection/retrieval systems designed to reduce the risk of non-compliance, and in addition, the Company provides the analytical expertise to help its clients determine root cause, and then correct and prevent any non-compliance issues that may arise in the lifecycle of a typical biopharmaceutical process and facility.

In addition to growing its existing organic business, the Company will expand its existing manufacturing capabilities and grow its own line of biopharmaceutical process equipment and automation systems targeted for both clinical and commercial scale markets. The Company’s significant and successful “factory-floor” experience in designing, fabricating, installing, commissioning and validating its own custom-designed equipment and in supporting the installation of other major equipment manufacturers has provided it deep insight into the critical variables required to specify and install the proper equipment and deliver qualified equipment and validated processes.

Finally, the Company is leveraging its technology transfer and manufacturing expertise to contract or build its own modular clinical scale manufacturing facility. The Company’s intent is to further cultivate its relationships with industry and academic research communities and provide technical transfer, scale-up and contract manufacturing services ranging from clinical scale manufacturing of development stage medicines to contract manufacturing of generic medicines. The potential scope of medicines that may benefit from the Company’s services broadly range from development-stage stem-cell cancer treatments or other cutting-edge, niche clinical medicines to biotechnology and pharmaceutical drugs.

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The Company also believes that providing a “ready to use” clinical scale manufacturing facility can shorten the Investigational New Drug (IND) application time frame, provide a more cost-effective and repeatable process for getting these drugs into, and through, clinical trials and provide increased commercial opportunities for pharmaceutical companies by improving the chance of success for development-drug projects.

The Company’s Services in the Marketplace

BPECS (through GMR formerly) has established a solid presence and reputation for success in the biopharmaceutical marketplace for the past 16 years. The Company intends to use its existing technology transfer and scale-up process engineering, process automation, process validation and custom-equipment manufacturing expertise to obtain a growing share of the capital equipment and engineering services market. The Company also plans to bolster the equipment manufacturing segment of its business by designing and manufacturing, for both clinical and commercial uses, a line of engineered process equipment specifically targeting the process equipment needs of clinical, CMOs and commercial biotechnology and pharmaceutical manufacturers. The Company also plans to build its own “ready to use” modular clinical scale contract manufacturing facility which both the private industry and academic research community can employ to shorten the Investigational New Drug (IND) application time frame, provide a more cost-effective and repeatable process for getting these drugs into, and through, clinical trials and to provide increased commercial opportunities for pharmaceutical companies by improving the chance of success for development-drug projects.

Strategic Partners and Suppliers

Other than its relationship with GMR, the Company does not believe that strategic partnerships are likely to be a major component of the Company’s operating strategy. With the exception of GMR, the Company has no strategic partners.

The Company does work extensively with a variety of subcontractors and service providers that assist the Company in delivery services to BPECS clients. The subcontractors and service providers are critical to the Company’s ability to timely provide cost-effective specialized services to its clients.

The Company does require any special or customized raw materials in its business. All materials needed for the Company’s operations are readily available from various suppliers in the general marketplace. The Company plans to continue to use brand name components in its business, and will require minimum spare parts to support its customers. The Company has identified alternate suppliers in the event of the loss of a major supplier of the Company.

Marketing Strategy

The Company has conducted limited advertising and marketing to date as the primary focus of the Company since inception has been to concentrate on delivering service to clients. The Company has not given substantial attention to constructing the marketing strategy and plans that it will use to expand and grow its business over the longer term.

The Company eventually anticipates a modest budget and need for marketing activities. The primary focus of marketing campaigns will be designed to help the Company find new customers and to increase awareness of the services that the Company offers to its clients. The Company plans to rely on both traditional marketing and online marketing opportunities to increase awareness of its services.

Sales Strategy

The Company expects that its sales team will work closely with the marketing team to convert prospects into new customers. To date, the Company has developed a limited sales organization, but it expects to build a more active sales presence to position itself for growth and expansion. Until the present time, the Company has conducted all of its sales efforts through direct sales to its clients through personnel of the Company. In the future, the Company expects that it may hire additional personnel to support its sales efforts.

Operations

The Company’s services are requested by clients on a year-round basis, and typically, there is no material effect of seasonality on the ongoing business of the Company.

The Company obtains most of its business through the established market presence of BPECS and its previous relationship with GMR. The Company maintains a limited employee workforce and conducts most of its operations through sub-contractors and other personnel who assist the Company in completing specific projects and tasks.

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Over time, the Company expects that it will develop more business on its own (i.e. without affiliation or relationship with GMR existing clients or relationships) and that it will build a larger employee base. However, in the short term, the Company expects that its business will generally continue to involve a large degree of sub-contractors and outsourced project work for its clients.

In its services offerings, the Company offers industry-standard warranties on defective parts and the labor to replace them. The Company anticipates that it will continue to offer such warranties, and it will need to reserve and dedicate resources needed to meet its warranty obligations.

Relationship with GMR

GMR, is an entity which is under common control by Mr. Riccio (the sole officer and director of the Company). The Company currently uses office space free-of-charge provided by GMR.

Revenues

The Company has limited revenues to date and minimal profits as of the present.

THE COMPANY

Employees

The Company presently has one (1) employee, which consists of its one (1) executive officer. At present, the employee/officer receives a salary. No salaries or compensation have been accrued. The employee/officer will not receive any additional form of compensation until, and if, the Company raises or procures adequate capital (through operations, private financings, a primary public offering or otherwise) to pay any such additional form of compensation.

The Company currently has no employees other than its officer, but it expects that it will hire additional personnel as the Company implements its business plan.

Property

The Company has no properties and at this time has no agreements to acquire any properties. The Company currently uses the offices of GMR, a company owned and operated by the Company’s sole officer and director, Mr. Riccio. Mr. Riccio is not presently charging the Company any rent or other lease costs associated with the rented space. There is no written agreement between Mr. Riccio and the Company regarding the lease, and the parties may terminate the lease arrangement at any time.

In the future, the Company expects to locate and lease an operational facility that would allow the Company to expand manufacturing of certain components and equipment used in its business.

Subsidiaries

The Company does not have any subsidiaries.

Summary Financial Information

The statements of operations data for the period from April 20, 2011 (inception) to December 31, 2011 is derived from the audited financial statements of the Company and related notes thereto. The statement of operations data for the period ended June 30, 2012 is provided below for the Company, and is derived from the unaudited financial statements and related notes thereto. The information presented below is with respect to Biopharma.

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	Six months ending	Year ending
	June 30, 2012	December 31, 2011
	(unaudited)

Statement of operations data
Net revenue	$0	$0
Operating expenses	$(58,590)	$(3,496)
Net income	$(58,590)	$(3,496)
Net loss per share, basic and diluted	(0.00)	(0.00)
Weighted average number of shares outstanding, weighted and diluted	93,994,231	40,902,549

	At June 30, 2012	At December 31, 2011
	(unaudited)
Balance sheet data
Cash and cash equivalents	$295,496	$270,333
Total assets	$346,496	$398,854
Total liabilities	$0	$400
Total stockholders’ equity (deficit)	$346,496	$398,454

Management's Discussion and Analysis of Financial Condition and Results of Operations

Biopharma was incorporated in the State of Delaware in April 2011 and acquired BioPharmaceutical Process Engineering and Consulting Services, a component of GMR Engineering Inc., in October 2012. References to the financial condition and performance of the Company below in this section “Management’s Discussions and Analysis of Financial Condition and Results of Operation” are to financial statements of the Company.

Revenues

The Company has limited revenues to date and minimal profits as of the present.

Pricing

The Company prices services for clients using customary billing arrangements, which are set by standard industry payment terms, such as initial deposits, progress billing and Net 30 and Net 60 day terms.

Equipment Financing

The Company has no existing equipment financing arrangements.

Potential Revenue

The Company is expected to earn revenues from existing services contracts of GMR that were acquired in the Acquisition.

Alternative Financial Planning

The Company has no alternative financial plans at the moment. If the Company is not able to successfully earn revenues and profits from operations and/or raise monies as needed to expand through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the Company’s ability to survive and implement any part of its business plan or strategy will be severely jeopardized.

Critical Accounting Policies

The carve-out financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of the financial statements requires making estimates and assumptions that affect the reported amounts of revenues and direct expenses during the reporting period. Actual results may differ from these estimates.

The carve-out financial statements of BPECS were prepared from the historical accounting records of GMR. Historically, financial statements were not prepared on a stand-alone basis for BPECS as it was not operated separately from GMR. The financial statements reflect the carve-out results of revenues and direct expenses for BPECS in a manner consistent with how GMR managed the business.

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Revenues are derived from process engineering, designing, customization, and software automation for certain pharmaceutical and biotechnological equipment. Revenues from services rendered are recorded as services are performed based on standard hourly rates. All general and administrative costs are treated as period costs and expensed as incurred.

Development Stage and Capital Resources

The Company’s proposed expansion activities will necessitate additional uses of capital beyond 2012. While BPECS is profitable from operations, the Company would need to raise additional financing in order to expand operations. As of June 30, 2012, the Company had approximately $295,496 of cash and cash equivalents available.

There is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement any of its proposed business plan expansion and any additional proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans.

Discussion of Period ended June 30, 2012

The Company generated no revenues during the six month period ending on June 30, 2012.

During the six month period ending June 30, 2012, the Company posted operating expenses of $58,590 and showed a net loss of $58,590.

For the period from April 20, 2011 (inception) through June 30, 2012, the Company had an accumulated deficit of $62,086.

At June 30, 2012, the Company held $295,496 in cash and cash equivalents. The Company has no continuous methods of generating cash other than by virtue of any profits from operations.

If the Company is not successful in generating sufficient revenues and/or obtaining additional funding to develop its business plan and proposed operations, this could have a material adverse effect on its business, results of operations liquidity and financial condition.

Discussion of Period ended December 31, 2011

The Company generated no revenues during the period ending from April 20, 2011 (inception) through December 31, 2011.

During the period ending December 31, 2011, the Company posted operating expenses of $3,496 and showed a net loss of $3,496.

At December 31, 2011, the Company held $270,333 in cash and cash equivalents. The Company has no continuous methods of generating cash other than by virtue of any profits from operations.

Management

The following table sets forth information regarding the members of the Company’s board of directors and its executive officers:

Name	Age	Position	Year Commenced

Gary Riccio	58	President and Director	2011

Gary Riccio

Mr. Riccio serves as the sole director and officer of the Company. He also holds the titles of Chief Executive Officer and Chief Financial Officer of the Company. Mr. Riccio obtained his Bachelor of Science Degree in Chemical Engineering in 1978 from Northeastern University and was elected to the Engineering Honor Society. From 1978 to 1986, Mr. Riccio was employed by Lever Brothers Division of Unilever as Project Engineer specializing in the Dove and Caress, Snuggle and Wisk product lines and specifically worked on the expansion of those facilities and processes. From 1987 to 1989, Mr. Riccio worked as Project Engineer for Vision Engineering, a software start-up company, on automation systems for companies within the chemical process, food and beverage and pharmaceutical industries. From 1989 to 1996, Mr. Riccio worked as General Manager of A-1 Refrigeration Company designing, installing and servicing custom large volume ice-making equipment and industrial refrigeration systems. During this period he was instrumental in increasing the product line from two to seven different models and expanded sales to overseas markets. In 1996, Mr. Riccio founded GMR Engineering, an engineering contracting firm specializing in automated computer systems for the biotech/pharmaceutical and food/beverage industries. He expanded this business to include process design and engineering, process validation and custom equipment manufacturing.

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His recent significant accomplishments include (i) the 2006 installation, programming and validation of Millipore Ultrafilitration Skids and Cold Water For Injection Generation, Storage and Distribution for Albumin Processing Department at Baxter BioScience, which receive FDA approval in November 2006; (ii) the 2010 control system design, programming, installation and validation of the Nanofiltration System for AHF-M Department; and (iii) the 2010 custom design, fabrication, automation and validation of the Nanofiltration System for Virus Removal currently approved by the FDA to begin manufacturing.

 Director Independence

Pursuant to Rule 4200 of The NASDAQ Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Company's board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly. Based on this review, the board has determined that there are no independent directors.

Committees and Terms

The Board of Directors (the “Board”) has not established any committees.

Legal Proceedings

There are currently no pending, threatened or actual legal proceedings in which the Company or any subsidiary is a party.

Employment Agreements

The Company has not entered into employment agreements with any of its employees or officers.

Anticipated Officer and Director Remuneration

The Company intends to pay annual salaries to all its officers. The Company will pay an annual stipend to its directors when, and if, it completes a primary public offering for the sale of securities and/or the Company maintains continued profitability, experiences significant positive cash flow and/or obtains additional funding. At such time, the Company anticipates offering various additional cash and non-cash compensation to officers and directors. In addition, although not presently offered, the Company anticipates that its officers and directors will be provided at a later time with a group health, vision and dental insurance program at subsidizes rates, or at the sole expense of the Company, as may be determined on a case-by-case basis by the Company in its sole discretion. In addition, the Company plans to offer 401(k) matching funds as a retirement benefit, paid vacation days and paid holidays.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the date hereof regarding the beneficial ownership of the Company’s common stock by each of its executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

		Number of Shares of
Name	Position	Common Stock	Percent of Class (1)

Gary Riccio	President and Director	26,000,000	28%

Rimmal & Amina Afzal	5% shareholder	8,000,000	8%

John Fields	5% shareholder	8,000,000	8%

Jane Kinnick	5% shareholder	10,000,000	11%

Norman Lieberman	5% shareholder	10,000,000	11%

Derek Whiston	5% shareholder	9,000,000	10%

Total owned by officers and directors		26,000,000	28%

* Less than 1%

(1) Based upon 94,500,000 shares outstanding as of the date hereof.

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Risk Factors

The Company’s operations business may not perform well as an entity separate from GMR.

Up until the time of the Acquisition, BPECS was a constituent part of the entity GMR. As such, BPECS benefited from the longstanding reputation and industry acceptance afforded to GMR, which has a track record of more than 16 years in the industry. The Company may not be able to continue to generate business, maintain client relationships and/or expand its operations as an entity that is separate from GMR. The Company has already received a purchase order contract for its services from a major pharmaceutical company and is in the process of fulfilling its contractual obligations under this project.

No assurance of continued market acceptance.

There can be no assurance that the Company’s services will have any competitive advantages. Also, there is no assurance that the market reception will be positive, or will continue at all, for BPECS.

It may be difficult for any prospective investor to properly assess the Company’s profitability or performance.

It is difficult for an investor to assess the performance of the Company or to determine whether the Company will meet its projected business plan. The Company has limited financial results upon which an investor may judge its potential, and has only recently become separate of GMR. The Company may in the future experience under-capitalization, shortages, setbacks and many of the problems, delays and expenses. An investor will be required to make an investment decision based solely on the Company management’s history and its projected operations in light of the risks, expenses and uncertainties that may be encountered by engaging in the Company’s industry. An investor will have to evaluate how the Company will perform without being a part of GMR on a forward-looking basis.

Even with the Company initially benefiting from its relationship with an established business such as GMR, there is risk still associated with both maintaining the existing business and growing the new business. There is also risk in maintaining or increasing profitability in these businesses. BPECS was an integral part of GMR’s success for over 16 years. The Company believes that the same overall business strategy, commitment to providing quality service, and key personnel instrumental in BPECS’ success, would all transfer as benefits and assets to the Company’s future success.

The Company has a small financial and accounting organization. Being a public company may strain the Company's resources, divert management’s attention and affect its ability to attract and retain qualified officers and directors.

The Company has a limited finance and accounting organization, and the rigorous demands of being a public company require a structured and developed finance and accounting group. As a reporting company, the Company is already subject to the reporting requirements of the Securities Exchange Act of 1934. However, the requirements of these laws and the rules and regulations promulgated thereunder entail significant accounting, legal and financial compliance costs which may be prohibitive to the Company as it operates and further develops its business, services and scope.. These costs have made, and will continue to make, some activities more difficult, time consuming or costly and may place significant strain on its personnel, systems and resources.

The Securities Exchange Act requires, among other things, that companies maintain effective disclosure controls and procedures and internal control over financial reporting. In order to maintain the requisite disclosure controls and procedures and internal control over financial reporting, significant resources and management oversight are required. As a result, management’s attention may be diverted from other business concerns, which could have a material adverse effect on the development of the Company's business, financial condition and results of operations.

These rules and regulations may also make it difficult and expensive for the Company to obtain director and officer liability insurance. If the Company is unable to obtain adequate director and officer insurance, its ability to recruit and retain qualified officers and directors, especially those directors who may be deemed independent, will be significantly curtailed.

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If the Company is unable to generate sufficient cash from operations, it may find it necessary to curtail development and operational activities.

The Company has an extensive business plan to foster its growth and continued expansion. If the Company is unable to generate sufficient cash from its ongoing operations, then it would not be able to proceed with its business plan or possibly to successfully develop its planned expansion or broader operations at all.

The operations of the Company are speculative.

The success of the proposed business plan of the Company will depend to a great extent on the operations, financial condition and management of the Company. Although the Company has a business plan and intends to execute its overall business strategy, limited operations have been conducted to date as an entity separate from GMR. As no revenues have been finalized or consummated as a business separate from GMR, the proposed operations of the Company remain speculative. The Company plans to soon complete its first independent contract with a major pharmaceutical company and is expected to book revenue for this contract in the third quarter of 2012.

One of the Company’s officers and directors beneficially owns and will continue to own a significant portion of the Company’s common stock and, as a result, can exercise control over stockholder and corporate actions.

Mr. Gary Riccio, the sole officer and director of the Company, is currently the beneficial owner of greater than 25% of the Company’s outstanding common stock As such, he will be able to exercise significant control on matters requiring approval by stockholders, including the election of directors and approval of significant corporate transactions. This concentration of ownership may also have the effect of delaying or preventing a change in control, which in turn could have a material adverse effect on the market price of the Company’s common stock or prevent stockholders from realizing a premium over the market price for their Shares. The Company plans to address these risks by building a board of directors, business management infrastructure and technical services team.

The Company depends on its management to manage its business effectively.

The Company’s future success is dependent in large part upon its ability to understand and operate its business plan and to attract and retain highly skilled management, operational and executive personnel. In particular, due to the nature of the Company's business, its future success is highly dependent on its officers, to provide the necessary experience and background to execute the Company's business plan. The loss of any officer’s services, particularly Mr. Gary Riccio, could impede the Company’s ability to continue to operate, to grow its business and to develop its objectives, and as such, would negatively impact the Company's possible overall success.

Government regulation could negatively impact the business.

The Company’s business segments may be subject to various government regulations in the jurisdictions in which they operate. Due to the scope of the Company’s operations, the Company could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. The Company may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. The Company’s operations could be adversely affected, directly or indirectly, by existing or future laws and regulations relating to its business or industry.

The Company’s stock may be considered a penny stock and any investment in the Company’s stock will be considered a high-risk investment and subject to restrictions on marketability.

If the Shares commence trading, the trading price of the Company's common stock may be below $5.00 per share. If the price of the common stock is below such level, trading in its common stock would be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended. These rules require additional disclosure by broker-dealers in connection with any trades generally involving any non-NASDAQ equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Such rules require the delivery, before any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally institutions). For these types of transactions, the broker-dealer must determine the suitability of the penny stock for the purchaser and receive the purchaser’s written consent to the transactions before sale. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in the Company’s common stock which could impact the liquidity of the Company’s common stock.

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The Company may face significant competition from companies that serve its industries.

The Company may face competition from other companies that offer similar solutions. Some of these potential competitors may have longer operating histories, greater brand recognition, larger client bases and significantly greater financial, technical and marketing resources than the Company possesses. These advantages may enable such competitors to respond more quickly to new or emerging trends and changes in customer preferences. These advantages may also allow them to engage in more extensive market research and development, undertake extensive far-reaching marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential customers, employees and strategic partners. The Company believes that its current and anticipated solutions are, and will be, sufficiently different from existing competition, and that there is limited to no competition in its local area. However, it is nevertheless possible that potential competitors may have or may rapidly acquire significant market share. Increased competition may result in price reductions, reduced gross margin and loss of market share. The Company may not be able to compete successfully, and competitive pressures may adversely affect its business, results of operations and financial condition.

No formal market survey has been conducted.

No independent marketing survey has been performed to determine the continued and/or potential demand for BPECS and its solutions. The Company has conducted no marketing studies regarding whether BPECS would actually be marketable on a larger scale or appeal to a wider set of clients. Moreover, the Company has not independently confirmed that its planned expansion of services responds to actual market needs. No assurances can be given that upon marketing, sufficient customer markets and business segments at BPECS can be developed to sustain the Company’s operations on a continued basis.

The Company may be subject to increasing environmental and regulatory restrictions and developments, which may result in increased costs, lower revenue and profits and/or difficulty in conducting business.

Current, or future, environmental regulations may affect the availability or cost of goods and services, such as natural resources, which are necessary to operate the Company’s business. Any violation of these laws could adversely affect the Company and its business. The Company’s operations may necessitate the use and handling of hazardous materials and, as a result, they may be subject to various federal, state, local and foreign laws, regulations and ordinances relating to the protection of the environment, including (without limitation) those regulations governing discharges to air and water, handling and disposal practices for solid and hazardous wastes, the cleanup of contaminated sites and the maintenance of a safe work place. These laws impose penalties, fines and other sanctions for noncompliance and liability for response costs, property damages and personal injury resulting from past and current spills, disposals or other releases of, or exposure to, hazardous materials. The Company could incur substantial costs as a result of noncompliance with or liability for cleanup or other costs or damages under these laws. The Company may become subject to more stringent environmental laws in the future. If more stringent environmental laws are enacted in the future, these laws could have a material adverse effect on the business, financial condition and results of operations of the Company.

The Company has authorized the issuance of preferred stock with certain preferences.

The board of directors of the Company is authorized to issue up to 20,000,000 shares of $0.0001 par value preferred stock. The board of directors has the power to establish the dividend rates, liquidation preferences, and voting rights of any series of preferred stock, and these rights may be superior to the rights of holders of the Shares. The board of directors may also establish redemption and conversion terms and privileges with respect to any shares of preferred stock. Any such preferences may operate to the detriment of the rights of the holders of the Shares, and further, could be used by the board of directors as a device to prevent a change in control of the Company. No such preferred shares or preferences have been issued to date, but such shares or preferences may be issued at a later time, subject to the sole discretion of the board of directors.

The Company does not maintain certain insurance, including errors and omissions and indemnification insurance.

The Company has limited capital and, therefore, does not currently have a policy of insurance against liabilities arising out of the negligence of its officers and directors and/or deficiencies in any of its business operations. Even assuming that the Company obtained insurance, there is no assurance that such insurance coverage would be adequate to satisfy any potential claims made against the Company, its officers and directors, or its business operations. Any such liability which might arise could be substantial and may exceed the assets of the Company. The certificate of incorporation and by-laws of the Company provide for indemnification of officers and directors to the fullest extent permitted under Delaware law. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons, it is the opinion of the Securities and Exchange Commission that such indemnification is against public policy, as expressed in the Act, and is therefore, unenforceable.

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Intellectual property and/or trade secret protection may be inadequate.

The Company has not yet applied for any intellectual property or trade secret protection on any aspects of its business, but the Company does have plans to obtain patents, copyright, trademarks and/or service marks on all of its equipment, solutions and services in a timeframe that most reasonably suits the Company’s overall best interests. However, there can be no assurance that the Company can obtain effective protection against unauthorized duplication or the introduction of substantially similar solutions and services.

The Company is subject to the potential factors of market and customer changes.

The business of the Company is susceptible to changing preferences of its clients. The needs of clients are subject to constant change. Although the Company intends to continue to develop and improve its services to meet changing customer needs and demands of the marketplace, there can be no assurance that funds for such expenditures will be available, that the Company's competition will not develop similar or superior capabilities or that the Company will be successful in its internal efforts. The future success of the Company will depend in part on its ability to respond effectively to rapidly changing trends, industry standards and customer requirements by adapting and improving the features of its offered services.

ITEM 3.02 Unregistered Sales of Equity Securities

Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years. All such securities were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering, as noted below.

(1) On April 20, 2011 the Company issued 10,000,000 shares to Tiber Creek Corporation for total consideration paid for the shares of $1,000. Subsequently, on August 31, 2011, the Company redeemed an aggregate of 9,250,000 of these shares for the redemption price of $925.

On April 20, 2011 the Company issued 10,000,000 shares to MB Americus, LLC for total consideration paid for the shares of $1,000. Subsequently, on August 31, 2011, the Company redeemed an aggregate of 9,250,000 of these shares for the redemption price of $925.

(2) On August 31, 2011, the Company issued 3,000,000 shares of common stock to Gary Riccio pursuant to a change of control in the Company. The total consideration paid for the shares was $300.

(3) From August 31, 2011 through June 30, 2012, 89,500,000 shares of common stock were issued by the Company to the shareholders named below pursuant to executed subscription agreements under a Regulation D offering. Each of these transactions was issued as part of the private placement of securities by the Company in which no underwriting discounts or commissions applied to any of the transactions set forth below. The Company has filed a Form D with the Commission with respect to the Regulation D private offering.

11

Shareholder Name	Consideration	Number of Shares

Gary Riccio	$2,500.00	25,000,000
Norman Lieberman	$20,800.00	10,000,000
Jane Kinnick	$1,900.00	10,000,000
Benjamin Shen	$500.00	500,000
Peter Pappas	$500.00	500,000
Ken Dolan	$500.00	500,000
Annie L Riccio	$4,100.00	500,000
Angelica Lopez	$250.00	250,000
Shannon Hsu	$10,000.00	1,000,000
Thu Thuy Thi Duong (Darren Camargo)	$5,000.00	500,000
Wei Tang	$500.00	500,000
Hong Xia Yang	$40,000.00	2,000,000
Yan Wen Wang	$500.00	500,000
Kanishk Nathan	$5,000.00	500,000
Gene Taylor	$250.00	250,000
David Macias	$1,000.00	100,000
Ricardo Castellanos	$2,000.00	200,000
James Lieberman	$1,000.00	100,000
Karin Schaefer	$1,000.00	100,000
Nivia Bermudez	$100.00	100,000
Xiaoyun Li	$100.00	100,000
Harry Parrell	$1,000.00	100,000
Victor Mendez	$500.00	500,000
Victor Dena	$250.00	250,000
Derek Whiston	$10,800.00	9,000,000
Wendy Whiston	$10,000.00	1,000,000
John Fields	$80,000.00	8,000,000
Todd Thomas	$5,000.00	500,000
Suzanne Anderson	$15,000.00	1,500,000
Barbara Anderson	$3,000.00	300,000
Narumon Gahn	$5,000.00	500,000
Rimmal and Amina Afzal	$80,000.00	8,000,000
Christopher and Dana Covellone	$10,000.00	1,000,000
Scott A. Dunham	$25,000.00	2,500,000
Alex J. Henkemeyer	$12,000.00	1,200,000
Daniel Sullivan	$11,000.00	1,100,000
Basel Malhas	$15,000.00	1,500,000
Herbert P. and Marge G. Sieber	$1,000.00	100,000
Mark LeWinter	$3,000.00	300,000
Tae Lee	$9,000.00	900,000
Genejo or Teri Ann Smith	$5,000.00	500,000
Bruce Trexler	$2,000.00	200,000
Matt Eaton	$250.00	250,000
Siew Loh	$100.00	100,000

(4) In August 2012, the Company redeemed 500,000 shares of common stock owned by Kanishk Nathan for aggregate consideration paid of $5,000.00.

(5) On October 11, 2012, the Company issued 1,000,000 shares of common stock to Gary Riccio, the sole owner of GMR (the seller of BPECS to the Company), in connection with the Acquisition.

ITEM 5.06 Change in Shell Company Status

The Company has acquired BPECS which has a defined business plan and has commenced operations.

ITEM 9.01 Financial Statements and Exhibits

The audited carve-out statements of revenues and direct expenses of BioPharmaceutical Process Engineering and Consulting Services for the years ended December 31, 2011, and 2010, are included herewith. In addition, the unaudited carve-out statements of revenues and direct expenses of BioPharmaceutical Process Engineering and Consulting Services for the six month period ended June 30, 2012 included herewith.

Exhibits

2.1+	Agreement and Plan of Reorganization

+ Filed concurrently herewith on Form S-1 as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.

12

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BIOPHARMA MANUFACTURING SOLUTIONS, INC.

Date: October 17, 2012	/s/ Gary Riccio
President and Chief Executive Officer

13

FINANCIAL STATEMENTS

BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

CARVE-OUT FINANCIAL STATEMENT

FOR THE PERIOD AS OF JUNE 30, 2012 AND 2011

Statements of Revenues and Direct Expenses unaudited	2
Notes to Carve-Out Financial Statement unaudited	3-5
Exhibit	6-12

14

BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

CARVE-OUT STATEMENTS OF REVENUES AND DIRECT EXPENSES

	Three Months ended June 30,		Six Months ended June 30,
	2012	2011	2012	2011

	(Unaudited)		(Unaudited)
Revenues - net	$24,985	$24,186	$198,817	$83,153

Operating expenses:
Salaries	29,050	22,400	82,640	45,590
General and administrative expenses	6,329	1,047	11,278	4,933
Total operating expenses	35,379	23,447	93,918	50,523

Operating income	(10,394)	739	104,899	32,630

Income taxes	-	-	-	-
Net income	$(10,394)	$739	$104,899	$32,630

The accompanying notes are an integral part of the carve-out financial statement

15

BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

BioPharmaceutical Process Engineering and Consulting Services is a component of GMR Engineering Inc. (S-Corporation). BioPharmaceutical Process Engineering and Consulting Services may also be referred in these notes to the carve-out financial statements as “the Business”, “the Company”, “we”, “us” or “our”.

The Company provides technology transfer and scale-up, process engineering, process automation and process validation consulting services to major biotech and pharmaceutical manufacturers in the Life Sciences industry. The Company assists clients in designing the processes and equipment used to manufacture biopharmaceutical products, provides the automation systems to monitor and control these manufacturing processes and assists in validating the manufacturing processes and facilities that house these processes. The Company provides turnkey technical support to its clients from laboratory formulation through clinical scale and commercial manufacturing, validation, FDA submission and approval.

GMR Engineering Inc. was incorporated on June 17, 1996 under the laws of the State of California, to engage in professional practice in automated process control and instrumentation systems in the pharmaceutical industry.

On October 11, 2012, BioPharma Manufacturing Solutions, Inc., a Delaware Corporation (“BioPharma”) and GMR Engineering, Inc., executed an agreement where GMR Engineering Inc., agreed to transfer its BioPharmaceutical Process Engineering and Consulting Services in exchange for 1,000,000 shares of the voting common stock of BioPharma.

Basis of presentation

The accompanying carve-out financial statements of BioPharmaceutical Process Engineering and Consulting Services have been prepared from the historical accounting records of GMR Engineering Inc. Historically, financial statements have not been prepared on a stand-alone basis for BioPharmaceutical Process Engineering and Consulting Services, as it has not operated separately from GMR Engineering Inc. These financial statements reflect the carve-out results of revenues and direct expenses for BioPharmaceutical Process Engineering and Consulting Services in a manner consistent with how GMR Engineering Inc. managed the Business. No assets or liabilities were transferred upon the spin-off of BioPharmaceutical Process Engineering and Consulting Services. All material revenues and direct expenses specifically identified to the Business have been presented in the carve-out financial statements. The carve-out financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”).

16

BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

Use of estimates

The preparation of carve-out financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and direct expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition

Revenues are derived from process engineering, designing, customization, and software automation for certain pharmaceutical and biotechnological equipment. Revenues from services rendered are recorded as services are performed based on standard hourly rates. All general and administrative costs are treated as period costs and expensed as incurred.

Concentration of risks

Concentration of customers

One and two customers represented the Company’s revenue during the six months ended June 30, 2012 and 2011, respectively.

	Six months ended June 30,

	2012	2011

Client 1	$198,817	$75,713
Client 2	-	7,440
	$198,817	$83,153

Salaries

Salaries are accrued and expensed in the period in which the associated services are rendered by employees and contractors to the business. Salary expenses consisted of the following:

	Six months ended June 30,

	2012	2011

Direct hire employees	$69,390	$32,400
Contractors	13,250	13,190

	$82,640	$45,590

17

BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

General and administrative expenses

General and administrative expenses mainly consist of office expenses, out-of-pocket traveling expenses, accounting and consulting fees and insurance.

Income tax expenses

The Company is taxed as an S- Corporation under the provisions of federal and state tax codes. Under federal laws, taxes based on income of an S- Corporation are payable by the shareholders individually. Accordingly, no provision for federal income taxes has been made in the accompanying carve-out financial statements.

Subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued, and identified the following required disclosure:

On October 11, 2012, BioPharma Manufacturing Solutions, Inc., a Delaware Corporation (“BioPharma”) and GMR Engineering, Inc., executed an agreement where GMR Engineering Inc., agreed to transfer its BioPharmaceutical Process Engineering and Consulting Services in exchange for 1,000,000 shares of the voting common stock of BioPharma.

18

Exhibit

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Since August 2011, BioPharma Manufacturing Solutions Inc. and GMR Engineering Inc. have been operating under common control.

The unaudited pro forma combined financial information presents how the combined balance sheets and income statements of BioPharma Manufacturing Solutions Inc. and BioPharmaceutical Process Engineering and Consulting Services business of GMR Engineering Inc. may have appeared had the businesses actually been combined as of June 30, 2012 and December 31, 2011.

The preliminary pro forma combined financial information is derived from and should be read in conjunction with the historical financial statements and related notes of BioPharma Manufacturing Solutions Inc. on Form 10-K as filed with the Securities and Exchange Commission on March 28, 2012.

The following unaudited pro forma combined balance sheet as of June 30, 2012, combines the June 30, 2012 historical balance sheets of BioPharma Manufacturing Solutions Inc. and BioPharmaceutical Process Engineering and Consulting Services.

The unaudited pro forma combined financial information is provided for informational purposes only. The pro forma information is not necessarily indicative of what the Company’s financial position or business results of operations actually would have been had the combination been completed at the dates indicated. In addition, the unaudited pro forma combined financial information does not purport to project the future financial position or operating results of the Company. No effect has been given in the unaudited pro forma combined income statements for synergistic benefits that may be realized through the combination of the two companies or the costs that may be incurred in integrating their operations. The unaudited pro forma combined financial statements should be read in conjunction with the respective historical financial statements and notes thereto for the Company that are filed on Form 10-K with the Securities and Exchange Commission and the audited historical financial statements of BioPharma Manufacturing Solutions Inc.

19

Unaudited Pro Forma Combined Balance Sheets

As of June 30, 2012

			BioPharma Manufacturing Solutions Inc. and
	BioPharma	Pharmaceutical	Pharmaceutical Equipment
	Manufacturing	Equipment Engineering	Engineering Consulting
	Solutions Inc. (1)	Consulting Services (2)	Services

Current Assets
Cash	$295,496	$-	$295,496
Prepaid expense	51,000	-	51,000
Due from related party	-	-	-
Total assets	$346,496	$-	$346,496

LIABILITY AND STOCKHOLDERS' EQUITY

Current Liability
Accrued liability	$-	$-	$-
Total liability	-	-	-

Stockholders' Equity
Preferred stock	-	-	-
Common stock	9,400	-	9,400
Discount on common stock issued to the shareholder	(300)	-	(300)
Additional paid-in capital	399,482	-	399,482
Accumulated deficit	(62,086)	-	(62,086)
Total stockholders' equity	346,496	-	346,496
Total liability and stockholders' equity	$346,496	$-	$346,496

(1) As reported in the Quarterly Report on Form 10-Q as of June 30, 2012.

(2) No assets or liabilities were transferred upon the spin-off.

20

The following pro forma combined balance sheet as of December 31, 2011, combines the December 31, 2011 historical balance sheets of BioPharma Manufacturing Solutions Inc. and BioPharmaceutical Process Engineering and Consulting Services.

Pro Forma Combined Balance Sheets

As of December 31, 2011

			BioPharma Manufacturing
			Solutions Inc. and
	BioPharma	Pharmaceutical	Pharmaceutical Equipment
	Manufacturing	Equipment Engineering	Engineering Consulting
	Solutions Inc. (3)	Consulting Services (4)	Services
ASSETS
Current Assets
Cash	$270,333	$-	$270,333
Prepaid expense	86,900	-	86,900
Due from related party	41,621	-	41,621
Total assets	$398,854	$-	$398,854

LIABILITY AND STOCKHOLDERS' EQUITY

Current Liability
Accrued liability	$400	$-	$400
Total liability	400	-	400

Stockholders' Equity
Preferred stock	-	-	-
Common stock	9,365	-	9,365
Discount on common stock issued to the shareholder	(300)	-	(300)
Additional paid-in capital	392,885	-	392,885
Accumulated deficit	(3,496)	-	(3,496)
Total stockholders' equity	398,454	-	398,454
Total liability and stockholders' equity	$398,854	$-	$398,854

(3) As reported in the Annual Report on Form 10-K as of December 31, 2011.

(4) No assets or liabilities were transferred upon the spin-off.

21

The unaudited pro forma combined statements of income for the three months and six months ended June 30, 2012 combine the historical income statements of BioPharma Manufacturing Solutions Inc. and BioPharmaceutical Process Engineering and Consulting Services business of GMR Engineering Inc. with the assumption that the companies had been combined on April 20, 2011, the inception date of BioPharma Manufacturing Solutions Inc. (formerly Beachwood Acquisition Corporation).

Unaudited Pro Forma Combined Statements of Income

For the Three Months Ended June 30, 2012

			BioPharma Manufacturing
			Solutions Inc. and
	BioPharma	Pharmaceutical	Pharmaceutical Equipment
	Manufacturing	Equipment Engineering	Engineering Consulting
	Solutions Inc. (5)	Consulting Services (6)	Services

Revenues- net	$-	$24,985	$24,985

Operating expenses:
Salaries	-	29,050	29,050
General and administrative expenses	21,840	6,329	28,169
Total operating expenses	21,840	35,379	57,219

Operating income (loss)	(21,840)	(10,394)	(32,234)

Income taxes	-	-	-

Net income (loss)	$(21,840)	$(10,394)	$(32,234)

(5) Reflects the unaudited historical statement of operations for the 3 months ended June 30, 2012 as reported in the Quarterly Report on Form 10-Q.

(6) Represents the unaudited historical carve-out statements of revenues and direct expenses.

22

Unaudited Pro Forma Combined Statements of Income

For the Three Months Ended June 30, 2011

			BioPharma Manufacturing
			Solutions Inc. and
	BioPharma	Pharmaceutical	Pharmaceutical Equipment
	Manufacturing	Equipment Engineering	Engineering Consulting
	Solutions Inc. (7)	Consulting Services (8)	Services

Revenues- net	$-	$24,186	$24,186

Operating expenses:
Salaries	-	22,400	22,400
General and administrative expenses	750	1,047	1,797
Total operating expenses	750	23,447	24,197

Operating income (loss)	(750)	739	(11)

Income taxes	-	-	-

Net income (loss)	$(750)	$739	$(11)

(7) Reflects the unaudited historical statement of operations for the 3 months ended June 30, 2011 as reported in the Quarterly Report on Form 10-Q.

(8) Represents the unaudited historical carve-out statements of revenues and direct expenses.

23

Unaudited Pro Forma Combined Statements of Income

For the Six Months Ended June 30, 2012

			BioPharma Manufacturing
			Solutions Inc. and
	BioPharma	Pharmaceutical	Pharmaceutical Equipment
	Manufacturing	Equipment Engineering	Engineering Consulting
	Solutions Inc. (9)	Consulting Services (10)	Services

Revenues- net	$-	$198,817	$198,817

Operating expenses:
Salaries	-	82,640	82,640
General and administrative expenses	58,590	11,278	69,868
Total operating expenses	58,590	93,918	152,508

Operating income (loss)	(58,590)	104,899	46,309

Income taxes	-	-	-

Net income (loss)	$(58,590)	$104,899	$46,309

(9) Reflects the unaudited historical statement of operations for the 6 months ended June 30, 2012 as reported in the Quarterly Report on Form 10-Q.

(10) Represents the unaudited historical carve-out statements of revenues and direct expenses.

24

Unaudited Pro Forma Combined Statements of Income

For the Six Months Ended June 30, 2011

			BioPharma Manufacturing
			Solutions Inc. and
	BioPharma	Pharmaceutical	Pharmaceutical Equipment
	Manufacturing	Equipment Engineering	Engineering Consulting
	Solutions Inc. (11)	Consulting Services (12)	Services

Revenues- net		$83,153	$83,153

Operating expenses:
Salaries	-	45,590	45,590
General and administrative expenses	750	4,933	5,683
Total operating expenses	750	50,523	51,273

Operating income (loss)	(750)	32,630	31,880

Income taxes	-	-	-

Net income (loss)	$(750)	$32,630	$31,880

(11) Reflects the unaudited historical statement of operations for the 6 months ended June 30, 2011 as reported in the Quarterly Report on Form 10-Q.

(12) Represents the unaudited historical carve-out statements of revenues and direct expenses.

25

BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

CARVE-OUT FINANCIAL STATEMENT

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

Report of Independent Registered Public Accounting Firm	2
Statements of Revenues and Direct Expenses	3
Notes to Carve-Out Financial Statement	4-6
Exhibit	7-11

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Director

GMR Engineering Inc.:

We have audited the accompanying carve-out statements of revenues and direct expenses of BioPharmaceutical Process Engineering and Consulting Services (the "Company") for the years ended December 31, 2011, and 2010. These carve-out financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these carve-out financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the carve-out financial statements referred to above present fairly, in all material respects, the statements of revenues and direct expenses of BioPharmaceutical Process Engineering and Consulting Services for the years ended December 31, 2011 and 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ Anton & Chia LLP

Newport Beach, California

June 29, 2012

27

BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

CARVE-OUT STATEMENTS OF REVENUES AND DIRECT EXPENSES

	Three months ended March 31,		Years ended December 31,
	2012	2011	2011	2010
	(Unaudited)
Revenues - net	$173,832	$58,967	$263,458	$269,857

Operating expenses:
Salaries	53,590	23,190	147,455	171,239
General and administrative expenses	4,949	3,886	22,821	26,913
Total operating expenses	58,539	27,076	170,276	198,152

Operating income	115,293	31,891	93,182	71,705

Income taxes	-	-	-	-

Net income	$115,293	$31,891	$93,182	$71,705

The accompanying notes are an integral part of the carve-out financial statement

28

BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

BioPharmaceutical Process Engineering and Consulting Services is a component of GMR Engineering Inc. (S-Corporation). BioPharmaceutical Process Engineering and Consulting Services may also be referred in these notes to the carve-out financial statements as “the Business”, “the Company”, “we”, “us” or “our”.

The Company provides technology transfer and scale-up, process engineering, process automation and process validation consulting services to major biotech and pharmaceutical manufacturers in the Life Sciences industry. The Company assists clients in designing the processes and equipment used to manufacture biopharmaceutical products, provides the automation systems to monitor and control these manufacturing processes and assists in validating the manufacturing processes and facilities that house these processes. The Company provides turnkey technical support to its clients from laboratory formulation through clinical scale and commercial manufacturing, validation, FDA submission and approval.

GMR Engineering Inc. was incorporated on June 17, 1996 under the laws of the State of California, to engage in professional practice in automated process control and instrumentation systems in the pharmaceutical industry.

Basis of presentation

The accompanying carve-out financial statements of BioPharmaceutical Process Engineering and Consulting Services have been prepared from the historical accounting records of GMR Engineering Inc. Historically, financial statements have not been prepared on a stand-alone basis for BioPharmaceutical Process Engineering and Consulting Services, as it has not operated separately from GMR Engineering Inc. These financial statements reflect the carve-out results of revenues and direct expenses for BioPharmaceutical Process Engineering and Consulting Services in a manner consistent with how GMR Engineering Inc. managed the Business. No assets or liabilities were transferred upon the spin-off of BioPharmaceutical Process Engineering and Consulting Services. All material revenues and direct expenses specifically identified to the Business have been presented in the carve-out financial statements. The carve-out financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”).

Use of estimates

The preparation of carve-out financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and direct expenses during the reporting period. Actual results could differ from those estimates.

29

BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

Revenue recognition

Revenues are derived from process engineering, designing, customization, and software automation for certain pharmaceutical and biotechnological equipment. Revenues from services rendered are recorded as services are performed based on standard hourly rates. All general and administrative costs are treated as period costs and expensed as incurred.

Concentration of risks

Concentration of customers

There were one client and two clients representing 10% or more of the Company’s revenue during the three months ended March 31, 2012 and 2011, respectively.

	Three months ended March 31,

	2012	2011

Client 1	$173,832	$28,487
Client 2	-	30,480
	$173,832	$58,967

There were two clients representing 10% or more of the Company’s revenue during the years ended December 31, 2011 and 2010.

	Twelve months ended December 31,

	2011	2010

Client 1	$193,226	$242,737
Client 2	30,480	27,120
Others	39,752	-
	$263,458	$269,857

Salaries

Salaries are accrued and expensed in the period in which the associated services are rendered by employees and contractors to the business. Salary expenses consisted of the following:

30

BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

	Three months ended March 31,

	2012	2011

Direct hire employees	$40,340	$10,000
Contractors	13,250	13,190

	$53,590	$23,190

	Twelve months ended December 31,

	2011	2010

Direct hire employees	$98,873	$48,000
Contractors	48,582	123,239

	$147,455	$171,239

General and administrative expenses

General and administrative expenses mainly consist of office expenses, out-of-pocket traveling expenses, accounting and consulting fees and insurance.

Income tax expenses

The Company is taxed as an S- Corporation under the provisions of federal and state tax codes. Under federal laws, taxes based on income of an S- Corporation are payable by the shareholders individually. Accordingly, no provision for federal income taxes has been made in the accompanying carve-out financial statements.

Subsequent events

Management has evaluated subsequent events through June 29, 2012, the date upon which the financial statements were issued. Based on this evaluation, the Company has determined that no subsequent events have occurred which require disclosure through the date that these financial statements were issued.

31

Exhibit

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Since August 2011, BioPharma Manufacturing Solutions Inc. and GMR Engineering Inc. have been operating under common control.

The unaudited pro forma combined financial information presents how the combined balance sheets and income statements of BioPharma Manufacturing Solutions Inc. and BioPharmaceutical Process Engineering and Consulting Services business of GMR Engineering Inc. may have appeared had the businesses actually been combined as of March 31, 2012 and December 31, 2011.

The preliminary pro forma combined financial information is derived from and should be read in conjunction with the historical financial statements and related notes of BioPharma Manufacturing Solutions Inc. on Form 10-K as filed with the Securities and Exchange Commission on March 28, 2012.

The following unaudited pro forma combined balance sheet as of March 31, 2012, combines the March 31, 2012 historical balance sheets of BioPharma Manufacturing Solutions Inc. and BioPharmaceutical Process Engineering and Consulting Services.

The unaudited pro forma combined financial information is provided for informational purposes only. The pro forma information is not necessarily indicative of what the Company’s financial position or business results of operations actually would have been had the combination been completed at the dates indicated. In addition, the unaudited pro forma combined financial information does not purport to project the future financial position or operating results of the Company. No effect has been given in the unaudited pro forma combined income statements for synergistic benefits that may be realized through the combination of the two companies or the costs that may be incurred in integrating their operations. The unaudited pro forma combined financial statements should be read in conjunction with the respective historical financial statements and notes thereto for the Company that are filed on Form 10-K with the Securities and Exchange Commission and the audited historical financial statements of BioPharma Manufacturing Solutions Inc.

32

Unaudited Pro Forma Combined Balance Sheets

As of March 31, 2012

			BioPharma Manufacturing
			Solutions Inc. and
	BioPharma	Pharmaceutical	Pharmaceutical Equipment
	Manufacturing	Equipment Engineering	Engineering Consulting
	Solutions Inc. (1)	Consulting Services (2)	Services

ASSETS

Current Assets
Cash	$296,899	$-	$296,899
Prepaid expense	51,000	-	51,000
Due from related party	20,437	-	20,437
Total assets	$368,336	$-	$368,336

LIABILITY AND STOCKHOLDERS' EQUITY

Current Liability
Accrued liability	$-	$-	$-
Total liability	-	-	-

Stockholders' Equity
Preferred stock	-	-	-
Common stock	9,400	-	9,400
Discount on common stock issued to the shareholder	(300)	-	(300)
Additional paid-in capital	399,482	-	399,482
Accumulated deficit	(40,246)	-	(40,246)
Total stockholders' equity	368,336	-	368,336
Total liability and stockholders' equity	$368,336	$-	$368,336

(1) As reported in the Quarterly Report on Form 10-Q as of March 31, 2012.

(2) No assets or liabilities were transferred upon the spin-off.

33

The following pro forma combined balance sheet as of December 31, 2011, combines the December 31, 2011 historical balance sheets of BioPharma Manufacturing Solutions Inc. and BioPharmaceutical Process Engineering and Consulting Services.

Pro Forma Combined Balance Sheets

As of December 31, 2011

			BioPharma Manufacturing
			Solutions Inc. and
	BioPharma	Pharmaceutical	Pharmaceutical Equipment
	Manufacturing	Equipment Engineering	Engineering Consulting
	Solutions Inc. (3)	Consulting Services (4)	Services

ASSETS

Current Assets
Cash	$270,333	$-	$270,333
Prepaid expense	86,900	-	86,900
Due from related party	41,621	-	41,621
Total assets	$398,854	$-	$398,854

LIABILITY AND STOCKHOLDERS' EQUITY

Current Liability
Accrued liability	$400	$-	$400
Total liability	400	-	400

Stockholders' Equity
Preferred stock	-	-	-
Common stock	9,365	-	9,365
Discount on common stock issued to the shareholder	(300)	-	(300)
Additional paid-in capital	392,885	-	392,885
Accumulated deficit	(3,496)	-	(3,496)
Total stockholders' equity	398,454	-	398,454
Total liability and stockholders' equity	$398,854	$-	$398,854

(3) As reported in the Annual Report on Form 10-K as of December 31, 2011.

(4) No assets or liabilities were transferred upon the spin-off.

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The unaudited pro forma combined statements of income for the three months ended March 31, 2012 and twelve months ended December 31, 2011 combine the historical income statements of BioPharma Manufacturing Solutions Inc. and BioPharmaceutical Process Engineering and Consulting Services business of GMR Engineering Inc. with the assumption that the companies had been combined on April 20, 2011, the formation date of BioPharma Manufacturing Solutions Inc. (formerly Beachwood Acquisition Corporation).

Unaudited Pro Forma Combined Statements of Income

For the Three Months Ended March 31, 2012

			BioPharma Manufacturing
			Solutions Inc. and
	BioPharma	Pharmaceutical	Pharmaceutical Equipment
	Manufacturing	Equipment Engineering	Engineering Consulting
	Solutions Inc. (5)	Consulting Services (6)	Services

Revenues- net	$-	$173,832	$173,832

Operating expenses:
Salaries	-	53,590	53,590
General and administrative expenses	36,750	4,949	41,699
Total operating expenses	36,750	58,539	95,289

Operating income (loss)	(36,750)	115,293	78,543

Income taxes	-	-	-

Net income (loss)	$(36,750)	$115,293	$78,543

(5) Reflects the unaudited historical statement of operations for the 3 months ended March 31, 2012 as reported in the Quarterly Report on Form 10-Q.

(6) Represents the unaudited historical carve-out statements of revenues and direct expenses.

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Pro Forma Combined Statements of Income

For the Twelve Months Ended December 31, 2011

			BioPharma Manufacturing
			Solutions Inc. and
	BioPharma	Pharmaceutical	Pharmaceutical Equipment
	Manufacturing	Equipment Engineering	Engineering Consulting
	Solutions Inc. (7)	Consulting Services (8)	Services

Revenues- net	$-	$263,458	$263,458

Operating expenses:
Salaries	-	147,455	147,455
General and administrative expenses	3,496	22,821	26,317
Total operating expenses	3,496	170,276	173,772

Operating income (loss)	(3,496)	93,182	89,686

Income taxes	-	-	-

Net income (loss)	$(3,496)	$93,182	$89,686

(7) Reflects the historical statement of operations for the 12 months ended December 31, 2011 as reported in the Annual Report on Form 10-K.

(8) Represents the audited historical carve-out statements of revenues and direct expenses.

36